THE PILLAR FUNDS

                                Equity Value Fund
                               Equity Income Fund
                               Mid Cap Value Fund
                              Balanced Growth Fund
                            International Growth Fund
                                 Class A Shares

    Supplement dated February 21, 1996 to the Prospectus dated April 30, 1995


The Prospectus dated April 30, 1995 relating to the Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund of The Pillar Funds is hereby amended and supplemented by the following:

The fourth and fifth paragraphs of "The Advisor" section on page 12 are amended and restated to read as follows:

Randolph E. Lestyk is Vice President and Regional Manager of the Advisor and has managed the Mid Cap Value Fund since January, 1996. Prior to joining United Jersey Bank in January, 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.

Richard H. Caro is a Vice President of the Advisor and has managed the Equity Income Fund since January, 1996. Prior to joining United Jersey Bank in April, 1993, Mr. Caro was associated with several investment counseling firms in New York City. Mr. Caro has had extensive experience in securities research, covering several industry groups, and in managing large institutional portfolios. Mr. Caro currently has responsibility for managing both equity and fixed income portfolios in the Investment Department.

Fernando Garip is a Vice President of the Advisor and has managed the Balanced Growth Fund since its inception in April, 1992 and the Equity Value Fund since January, 1996. Mr. Garip also manages the U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market and Prime Obligations Money Market Funds and has responsibility for both equity and fixed income portfolios in the Investment Department. Mr. Garip joined United Jersey Bank in 1982.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The Pillar Funds

Investment Advisor:
United Jersey Bank Investment Management Division, a division of United Jersey Bank

The Pillar Funds (the "Trust") consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following equity and balanced funds (collectively, the "Funds"; individually, a "Fund"):

o Equity Value Fund
o Equity Income Fund
o Mid Cap Value Fund
o Balanced Growth Fund
o International Growth Fund

                                    Class A

The Trust's Class A Shares are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to any individual or institution (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity (but only if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity) (persons who own Class A shares of a Fund are referred to herein as "Shareholders").


CLASS A SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 29, 1995, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1995
CLASS A

                                    SUMMARY

The Pillar Funds (the "Trust") consist of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class A shares of the Trust's Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund (collectively, the "Funds"; individually, a "Fund").

What are the Investment Objectives? The investment objectives of the respective Funds are as follows: the Equity Value and Mid Cap Value Funds-growth of both capital and income; the Equity Income Fund-growth of capital consistent with an emphasis on current income; the Balanced Growth Fund-growth of capital consistent with current income; and the International Growth Fund-long-term capital growth. There is no assurance that a Fund will meet its investment objective. See "Investment Objectives and Policies."

What are the Permitted Investments? The Equity Value, Equity Income and Mid Cap Value Funds each invest in equity securities; (iii) securities convertible into common stocks; and (iv) American Depositary Receipts ("ADRs"). The Balanced Growth Fund invests in the securities described above and certain fixed income and money market securities. The International Growth Fund invests primarily in equity securities of non-U.S. issuers consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) debt securities and preferred stocks convertible into common stocks; and (iv) ADRs, European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"). The International Growth Fund may also invest in foreign government debt securities. Because securities fluctuate in value, the shares of each Fund will also fluctuate in value. The Mid Cap Value Fund may experience greater fluctuation because it will invest primarily in small to medium capitalization companies. In addition, the value of shares of the Balanced Growth and International Growth Funds are subject to market and interest rate fluctuations that affect the value of their fixed income investments. The International Growth Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The International Growth Fund may also invest in options, futures and currency transactions. The Funds' investments in securities of foreign issuers will subject the Funds to risks associated with foreign investments. See "Investment Objectives and Policies" and "Description of Permitted Investments."

Who are the Advisor and Sub-Advisor? United Jersey Bank Investment Management Division, a division of United Jersey Bank, serves as the Advisor of the Trust. Wellington Management Company serves as the Sub-Advisor for the International Growth Fund. The Advisor and Sub-Advisor each reserves the right to terminate its fee waiver at any time in its sole discretion. See "The Advisor" and "The Sub-Advisor."

Who is the Administrator? SEI Financial Management Corporation serves as the Administrator of the Trust. See "The Administrator."

Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust and as transfer agent for the Trust. See "The Shareholder Servicing Agent."

Who is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. See "The Distributor."

How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Distributor on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order prior to 4:00 p.m., Eastern time. However, an order may be cancelled if the Custodian does not receive federal funds before 12:00 noon, Eastern time, on the next Business Day. Redemption orders must be placed prior to 4:00 p.m., Eastern time, on any Business Day for the order to be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gains) of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter and is periodically declared and paid as a dividend to Shareholders of record for the International Growth Fund. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

                                EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES                                               CLASS A

(As a percentage of average net assets)


                                                  Equity Equity   Mid Cap  Balanced  International
                                                   Value  Income   Value    Growth      Growth
                                                    Fund   Fund    Fund      Fund        Fund
---------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1).............   .49%   .47%    .47%     .46%          .90%
Other Expenses(2)................................   .31%   .33%    .33%     .34%          .60%
--------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3)..   .80%   .80%    .80%     .80%         1.50%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------


(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating expenses of Class A of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds to not more than .80% of average daily net assets; and the Advisor and Sub-Advisor have voluntarily agreed to waive a portion of their fees in an amount that operates to limit total operating expenses of Class A of the International Growth Fund to not more than 1.50% of average daily net assets. The Advisor and Sub-Advisor each reserves the right to terminate its fee waiver at any time in its sole discretion.
(2) Other Expenses for the International Growth Fund are based on estimated amounts for the current fiscal year.
(3) Absent fee waivers for the Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds, Advisory Fees would be .75% for the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds and 1.00% for the International Growth Fund, and Total Operating Expenses would be 1.06%, 1.08%, 1.08%, 1.09% and 1.60%, respectively, of such Funds' average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

Example

-----------------------------------------------------------------------------------------------------------
                                                                              1 yr.  3 yrs.  5 yrs. 10 yrs.
-----------------------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds.........   $ 8    $26    $44     $99
International Growth Fund....................................................   $15    $47      -       -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class A shares. The Trust also offers Class B shares of each Fund which are subject to the same expenses except for a sales load and certain distribution costs. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

Financial Highlights                                            The Pillar Funds

The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 10, 1995 on the Trust's financial statements as of December 31, 1994 included in the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the 1994 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto. The International Growth Fund had not commenced operations as of December 31, 1994.

For a Class A Share Outstanding Throughout the Periods Indicated



                                                   Equity Value                      Equity Income
                                                 Fund-Class A (1)                     Fund-Class A
                                            -------------------------------- -------------------------------
                                            01/01/94  01/01/93 04/01/92      01/01/94  01/01/93  04/01/92
                                               to        to       to            to        to        to
                                            12/31/94  12/31/93 12/31/92(2)   12/31/94  12/31/93 12/31/92(2)
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period........................  $11.10    $10.64   $10.00        $11.17    $10.72      $10.00
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income......................    0.17      0.18     0.14          0.24      0.29        0.22
Net Realized and Unrealized Gains (Loss) on
Securities ................................   (0.83)     0.46     0.64         (0.81)     0.80        0.72
------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations....   (0.66)     0.64     0.78         (0.57)     1.09        0.94
------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends from Net Investment Income.......   (0.17)    (0.18)   (0.14)        (0.24)    (0.29)      (0.22)
Distributions from Realized Capital Gain...   (0.08)       -        -          (0.10)    (0.35)         -
------------------------------------------------------------------------------------------------------------
Total Distributions........................   (0.25)    (0.18)   (0.14)        (0.34)    (0.64)      (0.22)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............  $10.19    $11.10   $10.64        $10.26    $11.17      $10.72
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total Return...............................   (5.61)%    6.12%   10.51%*       (4.42)%   10.27%      12.72%*
------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data

Net Assets, End of Period (000)............ $61,407   $67,383  $62,116       $34,514   $38,237     $32,538
Ratio of Expenses to Average Net Assets....    0.80%     0.80%    0.80%*        0.80%     0.80%       0.80%*
Ratio of Expenses to Average Net Assets
(Excluding Waivers)........................    1.06%     1.07%    1.10%*        1.08%     1.10%       1.14%*
Ratio of Net Income to Average Net Assets..    1.92%     1.74%    1.82%*        2.96%     2.65%       2.88%*
Ratio of Net Income to Average Net Assets
(Excluding Waivers)........................    1.66%     1.47%    1.52%*        2.68%     2.35%       2.54%*
Portfolio Turnover Rate....................   44.98%    89.91%   45.68%        37.76%    89.89%      58.41%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

 * Annualized
(1) In March 1995, the Equity Growth Fund changed its name to Equity Value Fund and the Equity Aggressive Growth Fund changed its name to Mid Cap Value Fund.
(2) The Equity Value Fund, the Equity Income Fund, the Mid Cap Value Fund and the Balanced Growth Fund commenced operations on April 1, 1992. Ratios for this period have been annualized.


                                                      Mid Cap Value                      Balanced Growth
                                                    Fund-Class A (1)                      Fund-Class A
                                            -------------------------------------- --------------------------------
                                            01/01/94    01/01/93     04/01/92      01/01/94  01/01/93   04/01/92
                                               to          to           to            to        to         to
                                            12/31/94    12/31/93     12/31/92 (2)  12/31/94  12/31/93   12/31/92 (2)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period........................  $12.32       $10.99      $10.00        $10.78    $10.35     $10.00
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income......................    0.10         0.11        0.07          0.29      0.38       0.29
Net Realized and Unrealized Gains (Loss) on
Securities ................................   (1.27)        1.33        0.99         (0.87)     0.43       0.34
-------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations....   (1.17)        1.44        1.06         (0.58)     0.81       0.63
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends from Net Investment Income.......   (0.10)       (0.11)      (0.07)        (0.29)    (0.38)     (0.28)
Distributions from Realized Capital Gain...   (0.22)          -           -             -         -          -
-------------------------------------------------------------------------------------------------------------------
Total Distributions........................   (0.32)       (0.11)      (0.07)        (0.29)    (0.38)     (0.28)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............  $10.83       $12.32      $10.99         $9.91    $10.78     $10.35
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Total Return...............................   (9.34)%      13.22%      14.30%*       (4.61)%    7.89%      8.53%*
-------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
Net Assets, End of Period (000)............ $33,448     $ 35,648     $29,507       $26,921   $25,712    $16,899
Ratio of Expenses to Average Net Assets....    0.80%        0.80%       0.80%*        0.80%     0.80%      0.80%*
Ratio of Expenses to Average Net Assets
(Excluding Waivers)........................    1.08%        1.10%       1.15%*        1.09%     1.14%      1.20%*
Ratio of Net Income to Average Net Assets..    1.06%        1.03%       0.98%*        3.64%     3.75%      3.88%*
Ratio of Net Income to Average Net Assets
(Excluding Waivers)........................    0.78%        0.73%       0.63%*        3.35%     3.41%      3.48%*
Portfolio Turnover Rate....................   13.82%       24.49%       9.29%        27.15%    63.03%     82.76%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

 * Annualized
(1) In March 1995, the Equity Growth Fund changed its name to Equity Value Fund and the Equity Aggressive Growth Fund changed its name to Mid Cap Value Fund.
(2) The Equity Value Fund, the Equity Income Fund, the Mid Cap Value Fund and the Balanced Growth Fund commenced operations on April 1, 1992. Ratios for this period have been annualized.

THE TRUST

The Pillar Funds (the "Trust") consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ("shares") in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class A shares of the Trust's Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund (each of these, a "Fund"). Each of the Funds is a diversified mutual fund, except for the International Growth Fund, which is a non-diversified mutual fund. Information regarding the Trust's other portfolios and the Class B shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.

Shares of the Trust are not deposits, obligations or accounts (trust or otherwise) of, or insured, guaranteed, sponsored or endorsed by, any bank (including United Jersey Bank or its affiliates or correspondents), any state or state agency, the Federal Deposit Insurance Corporation (FDIC), the U.S. Government or any U.S. Government agency.

Shares of the Trust are subject to investment risks, including possible loss of the principal amount invested. See "INVESTMENT OBJECTIVES AND POLICIES-Risk Factors."

INVESTMENT OBJECTIVES AND POLICIES

The Equity Value Fund

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Equity Income Fund

The investment objective of this Fund is growth of capital consistent with an emphasis on current income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Mid Cap Value Fund

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, that in the Advisor's opinion, are significantly undervalued relative to their actual value at the time of purchase. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of mid cap issuers (i.e. companies with market capitalizations ranging between $250 million and $1.5 billion at the time of purchase). The Fund may also invest in equity securities of small cap issuers (i.e. companies with market capitalizations between $100 million and $250 million at the time of purchase).

The Advisor will attempt to maintain a highly diversified portfolio in order to reduce the risks associated with investments in small capitalization companies which may be subject to greater volatility than investments in companies with larger capitalization. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Balanced Growth Fund

The investment objective of this Fund is growth of capital consistent with current income. There is no assurance that the investment objective will be met.

The Fund seeks to achieve growth of capital and current income by investing in a balanced portfolio of equity securities, fixed income securities and money market securities. The actual blend will vary according to market and economic conditions. However, under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. This investment policy may be changed by the Trust's board of trustees at any time; however, Shareholders will be notified of any such change in advance.

The Fund may invest in the following equity securities: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.

The Fund may invest in the following fixed income securities: obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"); corporate bonds and debentures rated in one of the three highest rating categories or determined by the Advisor to be of comparable quality at the time of purchase; mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and asset backed securities secured by company receivables, truck and auto loans, leases and credit card receivables which are rated in one of the top two rating categories. Securities rated A are considered to be investment grade and of high credit quality. Issues rated A could be more vulnerable to adverse developments than obligations with higher ratings.

The Fund may invest in the following money market securities: short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category or determined by the Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits, and banker's acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.

The International Growth Fund

The investment objective of this Fund is long-term capital growth. There is no assurance that the investment objective will be met.

The Fund will normally invest at least 65% of its total assets in the following equity securities of non-U.S. issuers: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, EDRs, CDRs and GDRs. The Fund will purchase equity securities, including ADRs, EDRs, CDRs and GDRs, that are traded in the United States on registered exchanges or the over-the-counter market and securities traded on foreign exchanges. Furthermore, the Fund may purchase equity securities of foreign or domestic issuer's public offerings, including an initial public offerings ("IPOs"). The Fund may also invest up to 35% of its assets in foreign government debt securities and securities issued by supranational agencies when the sub-advisor believes that they are compatible with the Fund's investment. Such securities will be rated investment grade or better, i.e. rated in one of the four highest rating categories by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Corporation or Moody's Investors Service, Inc., or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. As part of its investment in foreign government debt securities, the Fund may invest up to 10% of its assets in such foreign government debt securities that are rated BB (or Ba) or B by an NRSRO, or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal. In addition, the Fund may also invest in money market instruments as defined in "General Investment Policies" below.

The Fund will invest in securities of issuers in at least three countries other than the United States. The Fund may invest in securities of issuers from countries that are considered to be lesser-developed countries by the international financial community, but that have securities markets meeting acceptable standards of liquidity, financial disclosure, government regulation and protection of foreign investors, as determined by the Sub-Advisor. Normally, no more than 25% of the Fund's assets will be invested in such securities. The Fund may also invest up to 10% of its assets in closed-end investment companies that invest in the securities of issuers in a single country or region (commonly referred to as "country funds"). In addition, the Fund may invest in Brady Bonds. The Fund may invest in smaller, less well established companies (i.e., companies with market capitalizations below $500 million) which may offer greater opportunities for capital appreciation than larger, better established companies. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers.

The Fund may engage in currency transactions for hedging purposes. Currency transactions include forward currency contracts, exchange-listed and over-the-counter ("OTC") currency futures contracts and options on futures contracts, exchange-listed and OTC options on currencies, and currency swaps. The Fund may also employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of exchange-listed and OTC options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities, and other financial indices. The Fund may write options and futures only on a covered basis.

In seeking to achieve its investment objective of long-term capital growth, the Fund's investments will be selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential.

Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. In analyzing companies for investment, the Fund looks for, among other things, above-average earnings growth, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and positive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the Fund evaluates the economic and political environments of the countries in which the securities are traded.

For a description of the Funds' permitted investments and the above ratings, see "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information.

General Investment Policies

For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds may invest up to 100% of its assets in the money market instruments described under "The Balanced Growth Fund" above and may hold cash for liquidity purposes. The money market securities the International Growth Fund may invest in may be denominated in foreign currencies or U.S. dollars and consist of short-term U.S. Government obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government and securities of foreign governments; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; short term corporate securities rated in the highest short-term rating category or determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; Euro-currency instruments and securities; and repurchase agreements involving such securities. Furthermore, the International Growth
Fund may hold cash in U.S. dollars, foreign currencies or multinational currency units for liquidity purposes. To the extent a Fund is engaged in temporary defensive investments, the Fund will not be pursuing the investment objective.

Each of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds seek to invest in equity securities that the Advisor believes are of high quality. In evaluating the quality of such securities, the Advisor places particular emphasis on the management history of the issuer and on ratio analyses which focus on prospective earnings, book value and anticipated growth rates.

Securities purchased by the Funds may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.

In addition, each of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds reserves the right to engage in securities lending. The Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds will purchase equity securities, including ADRs, that are traded in the United States on registered exchanges or the over-the-counter market. However, each of these four Funds reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currency and traded on foreign markets, but has no intention to do so.

Risk Factors

Because each Fund invests in equity securities, the Funds' shares will fluctuate in value. The market value of the convertible securities purchased by each Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the Mid Cap Value and International Growth Funds to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.

The market value of the Balanced Growth and International Growth Funds' fixed income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. In addition, the mortgage-backed securities that the Balanced Growth Fund may acquire are subject to the risk of prepayment during periods of declining interest rates which may affect the Fund's ability to lock-in longer term rates during such periods.

Each Fund's investments in securities of foreign issuers may subject the Funds to different risks than those attendant to investments in securities of U.S. issuers such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.

Since the International Growth Fund may invest in foreign currency and securities denominated in foreign currency, changes in exchange rates between the U.S. dollar and foreign currencies affect the U.S. dollar value of the Fund's assets. Rates of exchange are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. The Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of foreign currency relative to the U.S. dollar. A decline in the value of foreign currency would adversely affect the value of the Fund in dollar terms. While the Fund may try to hedge its currency risk using currency transactions, there is no assurance that it will be successful.

The International Growth Fund may invest in lower rated bonds, which are commonly referred to as "junk bonds." These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds.

The International Growth Fund may invest in options and futures. There are various risks associated with options and futures, including that the success of a hedging strategy may depend on an ability to predict movements in security prices, interest rates or currency exchange rates; there may be little correlation between the changes in a security's value and the price of futures or options; a related futures or options may not be liquid; an exchange may impose trading restrictions or limitations; government regulations may restrict trading in futures and options; and possible lack of full participation in a rise in the market value of the underlying security.

In addition, the International Growth Fund may invest in equity securities by participating in an issuer's IPO. Such investments have special risks associated with them. There is often a high volume of trading in IPO securities, which can result in greater price volatility. Companies offering such securities may not have operated previously as a public company, and their share price may experience significant volatility as the marketplace reacts to their financial results. Furthermore, some IPO issuers have not conducted operations for a significant period of time, and may not have developed a management structure sufficient to cope with the pressures of running a public company.

The International Growth Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), by limiting its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Fund Turnover

The Fund turnover rate for each Fund is expected to be less than 100%. With respect to the Balanced Growth Fund, this applies only to its investments in equity securities and non-money market, fixed income securities.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. This restriction does not apply to the International Growth Fund.

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR

United Jersey Bank Investment Management Division, a division of United Jersey Bank (the "Advisor") serves as the Advisor of the Trust. The Advisor makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.

United Jersey Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1994, total assets under management were more than $3 billion.

United Jersey Bank is a wholly-owned subsidiary of UJB Financial Corp., an interstate bank holding company with $15.4 billion in assets and 270 banking offices in New Jersey and Eastern Pennsylvania as of December 31, 1994.

John W. Gustafson is Senior Vice President and Director of the Investment Department of the Advisor. Mr. Gustafson has managed the Equity Income Fund since December, 1993, the Equity Value Fund since April, 1995 and the Mid Cap Value Fund since inception in April, 1992. Mr. Gustafson joined United Jersey Bank in 1985.

Fernando Garip is a Vice President of the Advisor and has managed the Balanced Growth Fund since inception in April, 1992. Mr. Garip also manages the U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds and has responsibility for both equity and fixed income portfolios in the Investment Department. Mr. Garip joined United Jersey Bank in 1982.

The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75%, of the average daily net assets of the Equity Value,

Equity Income, Mid Cap Value and Balanced Growth Funds; and at an annual rate of 1.00% of the average daily net assets of the International Growth Fund. The contractual advisory fee is higher than that paid by most mutual funds with similar objectives and policies. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class A shares of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Fund to .80%, and total operating expenses of Class A shares of the International Growth Fund to 1.50%. After such voluntary fee waiver, the advisory fee is not higher than that paid by most mutual funds with similar objectives and policies. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1994, each Fund paid the Advisor the following advisory fee (shown as a percentage of its average daily net assets): Equity Value Fund, .49%; Equity Income Fund, .47%; Mid Cap Value Fund, .47%; and Balanced Growth Fund, .46%. As of December 31, 1994, the International Growth Fund had not commenced operations.

United Jersey Bank has also entered into a Custodian Agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Fund and at an annual rate of .17% of the average daily net assets of the International Growth Fund.

The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE SUB-ADVISOR

Wellington Management Company ("WMC") serves as the investment sub-advisor to the International Growth Fund. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 1994, WMC has discretionary management authority with respect to approximately $82 billion of assets. WMC's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The principal address of WMC is 75 State Street, Boston, MA 02109. WMC is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John B. Neff.

The Fund has been managed since inception by a committee composed of WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President of WMC.

The Sub-Advisor is entitled to a fee payable by the Advisor from the Advisor's fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of the Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million. The Sub-Advisor may from time to time waive a portion of its fee in order to limit the operating expenses of Class A shares of the Fund. The Sub-Advisor reserves the right to terminate any such fee waiver at any time in its sole discretion. As of December 31, 1994, the International Growth Fund had not commenced operations.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE SHAREHOLDER SERVICING AGENT

SEI Financial Management Corporation acts as the dividend dispursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI acts as the Distributor for the Trust. No compensation is paid to the Distributor for distribution services for the Class A shares of any Fund. Class B shares of each Fund bear the costs of their distribution expenses and related service fees at the annual rate of up to .25% of the average daily net assets of the Fund. In addition, a maximum charge of 4% is imposed on the sale of Class B shares of each Fund. Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) but (A) only for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity, and (B) only if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.

Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of each Fund may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

A purchase order will be effective as of the day received by the Distributor if the Distributor receives the order before 4:00 p.m., Eastern time. However, an order may be cancelled if the Custodian does not receive Federal funds before 12:00 noon, Eastern time, on the next Business Day, and the investor could be liable for any fees or expenses incurred by the Trust. An investor in the Class A shares of the Funds may not purchase shares by check. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. The purchase price of shares of each Fund is the net asset value next determined after a purchase order is effective. The net asset value per share of each Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security. Net asset value per share is determined daily as of 4:00 p.m., Eastern time, on each Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. Although the methodology and procedures for determining net asset value are identical, the net asset value per share of classes within a Fund may differ because of the distribution expenses charged to Class B shares.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.

Shareholders who desire to redeem shares of the Fund must place their redemption orders prior to 4:00 p.m., Eastern time, on any Business Day, for the order to be effective on that Business Day. The redemption price of shares is the net asset value of the Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven Business Days after the redemption order is effective.

The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

PERFORMANCE

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to shareholders on Class B shares will be reduced by the amount of any sales load paid on Class B shares.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Only a portion of such dividends from the Balanced Growth Fund will qualify for the dividends-received deduction otherwise available to corporate shareholders. No portion of the dividends from the International Growth Fund will qualify for the dividends-received deduction. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares. Capital gains distributions will not qualify for the corporate dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.

Dividends declared by a Fund in December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of that month if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Investment income received by the International Growth Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the Shareholders credit for foreign income taxes paid. Although the Fund intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Fund will be able to do so.

Sale, exchange or redemption of Fund shares is a taxable event to a Shareholder.

GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust consists of the following portfolios: U.S. Treasury Securities Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Investment Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, GNMA Fund, Fixed Income Fund and Intermediate-Term Government Securities Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust

The management and affairs of the Trust are supervised by a board of trustees (the "Trustees") under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 239, Wayne, PA 19087-0239.

Dividends

Substantially all of the net investment income (not including capital gain) of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter; and is periodically declared and paid as a dividend to Shareholders of record for the International Growth Fund. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.

Dividends and distributions of each Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The amount of dividends payable on Class A shares will be more than the dividends payable on Class B shares because of the distribution expenses charged to Class B shares.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRs") and GLOBAL DEPOSITARY RECEIPTS ("GDRs")-ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities market and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas and unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES-Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCE-A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BRADY BONDS-Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for

Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories.

CERTIFICATES OF DEPOSIT-Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER-The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES-Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES-Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls) swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.

EQUITY SECURITIES-Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

FIXED INCOME SECURITIES-Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FORWARD CURRENCY CONTRACTS-A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts, along with futures contracts and option transactions, are considered to be derivative securities and may present special risks. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interest of the Fund will be served.

The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. When the Advisor or Sub-Advisor believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

Generally, a Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If a Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or readily marketable securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

To assure that a Fund's foreign currency contracts are not used for leverage, the net amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the rise of loss due to a decline in the value of the hedged currency, at the same time, the tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS-A Fund may enter into contracts for the purchase or sale of securities, including index contracts or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract on securities or currency is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. A Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.

A Fund may also purchase and write options to buy or sell futures contracts. A Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

When a Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin". This amount is maintained in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. In addition, a Fund will segregate liquid high-grade securities in an amount equal to its obligations under such contract. A Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

Options and futures can be volatile investments and involve certain risks. If the Advisor or Sub-Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

ILLIQUID SECURITIES-Illiquid securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 15% of the total assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES-A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invests in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.

A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor or Sub-Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. In accordance with applicable state regulatory provisions, the Advisor has agreed to waive its management fee with respect to the portion of a Fund's assets invested in shares of other open-end investment companies. A Fund continues to pay its own management fees and other expenses with respect to their investments in shares of closed-end investment companies.

JUNK BONDS-Bonds rated below investment grade are often referred to as "junk bonds". Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MORTGAGE-BACKED SECURITIES-Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMO"): CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITS: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OPTIONS-A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Call options on securities or foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equals to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS-Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS-Repurchase Agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event of the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

TIME DEPOSITS-A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. TREASURY OBLIGATIONS-Bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

U.S. GOVERNMENT AGENCIES-Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE OR FLOATING RATE INSTRUMENTS-Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (EQUITY AND DEBT SECURITIES)-When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate, if any, realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. Debt and equity securities are subject to market fluctuation and it is possible that the market value at the time of settlement could be higher or lower than the purchase price. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

TABLE OF CONTENTS
-------------------------------------------------------------------------------

Summary...............................  2
Expense Summary.......................  4
Financial Highlights..................  5
The Trust.............................  7
Investment Objectives and Policies....  7
Investment Limitations................ 11
The Advisor........................... 12
The Sub-Advisor....................... 13
The Administrator..................... 13
The Shareholder Servicing Agent....... 14
The Distributor....................... 14
Purchase and Redemption of Shares..... 14
Performance........................... 15
Taxes................................. 16
General Information................... 16
Description of Permitted Investments.. 17

                                THE PILLAR FUNDS

                                Equity Value Fund
                               Equity Income Fund
                               Mid Cap Value Fund
                              Balanced Growth Fund
                            International Growth Fund
                                 Class B Shares

    Supplement dated February 21, 1996 to the Prospectus dated April 30, 1995


The Prospectus dated April 30, 1995 relating to the Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund of The Pillar Funds is hereby amended and supplemented by the following:

The fourth and fifth paragraphs of "The Advisor" section on pages 12 and 13 are amended and restated to read as follows:

Randolph E. Lestyk is Vice President and Regional Manager of the Advisor and has managed the Mid Cap Value Fund since January, 1996. Prior to joining United Jersey Bank in January, 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.

Richard H. Caro is a Vice President of the Advisor and has managed the Equity Income Fund since January, 1996. Prior to joining United Jersey Bank in April, 1993, Mr. Caro was associated with several investment counseling firms in New York City. Mr. Caro has had extensive experience in securities research, covering several industry groups, and in managing large institutional portfolios. Mr. Caro currently has responsibility for managing both equity and fixed income portfolios in the Investment Department.

Fernando Garip is a Vice President of the Advisor and has managed the Balanced Growth Fund since its inception in April, 1992 and the Equity Value Fund since January, 1996. Mr. Garip also manages the U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market and Prime Obligations Money Market Funds and has responsibility for both equity and fixed income portfolios in the Investment Department. Mr. Garip joined United Jersey Bank in 1982.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The Pillar Funds

                Investment Advisor:
                United Jersey Bank Investment Management Division, a division of United Jersey Bank

The Pillar Funds (the "Trust") consist of mutual fund portfolios
(collectively, the "Funds"; individually, a "Fund") seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following equity and balanced funds:

    ~ Equity Value Fund
    ~ Equity Income Fund
    ~ Mid Cap Value Fund
    ~ Balanced Growth Fund
    ~ International Growth Fund

                                    Class B

The Trust's Class B Shares are offered to all persons (persons who own Class B shares of a Fund are referred to herein as "Shareholders").


CLASS B SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.

Sales charges are imposed by all Funds at the time of purchase.



This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 29, 1995, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1995

CLASS B

                                    SUMMARY

         The Pillar Funds (the "Trust") consist of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class B shares of the Trust's Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund (collectively, the "Funds;" individually, a "Fund").

         What are the Investment Objectives? The investment objectives of the respective Funds are as follows: the Equity Value and Mid Cap Value Funds-growth of both capital and income; the Equity Income Fund-growth of capital consistent with an emphasis on current income; the Balanced Growth Fund-growth of capital consistent with current income; and the International Growth Fund-long-term capital growth. There is no assurance that a Fund will meet its investment objective. See "Investment Objectives and Policies."

         What are the Permitted Investments? The Equity Value, Equity Income and Mid Cap Value Funds each invest in equity securities; (iii) securities convertible into common stocks; and (iv) American Depositary Receipts ("ADRs") The Balanced Growth Fund invests in the securities described above and certain fixed income and money market securities. The International Growth Fund invests primarily in equity securities of non-U.S. issuers consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) debt securities and preferred stocks convertible into common stocks; and (iv) ADRs, European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"). The International Growth Fund may also invest in foreign government debt securities. Because securities fluctuate in value, the shares of each Fund will also fluctuate in value. The Mid Cap Value Fund may experience greater fluctuation because it will invest primarily in small to medium capitalization companies. In addition, the value of shares of the Balanced Growth and International Growth Funds are subject to market and interest rate fluctuations that affect the value of its fixed income investments. The International Growth Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The International Growth Fund may also invest in options, futures and currency transactions. The Funds' investments in securities of foreign issuers will subject the Funds to risks associated with foreign investments. See "Investment Objectives and Policies" and "Description of Permitted Investments."

         Who are the Advisor and Sub-Advisor? United Jersey Bank Investment Management Division, a division of United Jersey Bank, serves as the Advisor of the Trust. Wellington Management Company serves as the Sub-Advisor for the International Growth Fund. See "The Advisor" and "The Sub-Advisor."

         Who is the Administrator? SEI Financial Management Corporation serves as the Administrator of the Trust. See "The Administrator".

         Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust under the Administration Agreement and as transfer agent for the Trust under a separate agreement. See "The Shareholder Servicing Agent".

         Who is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. The Trust has adopted a distribution plan (the "Class B Plan") on behalf of the Class B shares pursuant to Rule 12b-1. See "The Distributor".

         How Do I Purchase and Redeem Shares? Shares may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with SEI Financial Services

Company ("Intermediaries"). Shares may also be purchased directly through the Distributor. Shareholders may redeem shares directly through the Distributor. In addition, Intermediaries through which Shareholders may purchase shares generally stand ready to assist Shareholders in effecting redemptions of shares held in their Fund accounts. Purchase and redemption requests may be made on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Day"). The minimum initial investment is $1,000. Shares are offered at net asset value per share plus a maximum sales charge at time of purchase of 4%. Shareholders who purchase higher amounts may qualify for a reduced sales charge. The net asset value per share is determined as of 4:00 p.m., Eastern time on each Business Day. See "Purchases of Shares" and "Redemption of Shares".

         How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gains) of the Equity Value Equity Income, Mid Cap Value and Balanced Growth Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter and is periodically declared and paid as a dividend to Shareholders of record for the International Growth Fund. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends".

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                                        CLASS B

(As a percentage of offering price)

                                                   Equity Equity Mid Cap Balanced International
                                                    Value Income  Value   Growth      Growth
                                                    Fund   Fund    Fund    Fund        Fund

-----------------------------------------------------------------------------------------------
Maximum sales charge imposed on purchases.........  4.00%  4.00%   4.00%    4.00%      4.00%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES

(As a percentage of average net assets)

                                                  Equity Equity Mid Cap Balanced International
                                                   Value Income  Value   Growth      Growth
                                                   Fund   Fund    Fund    Fund        Fund
----------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1).............   .49%   .47%    .47%    .46%        .90%
12b-1 Fees.......................................   .25%   .25%    .25%    .25%        .25%
Other Expenses(2)................................   .31%   .33%    .33%    .34%        .60%
----------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3)..  1.05%  1.05%   1.05%   1.05%       1.75%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------


(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating expenses of Class B of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds to not more than 1.05% of average daily net assets; and the Advisor and Sub-Advisor have voluntarily agreed to waive a portion of their fees in an amount that operates to limit total operating expenses of Class B of the International Growth Fund to not more than 1.75% of average daily net assets. The Advisor and Sub-Advisor each reserves the right to terminate its fee waiver at any time in its sole discretion.
(2) Other Expenses for the International Growth Fund are based on estimated amounts for the current fiscal year.
(3) Absent fee waivers for the Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds, Advisory Fees would be .75% for the Equity Growth, Equity Income, Mid Cap Value and Balanced Funds and 1.00% for the International Growth Fund, and Total Operating Expenses would be 1.31%, 1.33%, 1.33% and 1.34% and 1.85%, respectively, of such Funds' average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

Example


----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1 yr.       3 yrs.    5 yrs.   10 yrs.
----------------------------------------------------------------------------------------------------------------------------------

An investor in each Fund would pay the following expenses on a $1,000 investment assuming (1) 4% maximum sales charge, (2) 5% annual return and (3)
redemption at the end of each time period
Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds ...................     $ 50       $ 72       $ 96       $163
International Growth Fund ..............................................................     $ 57       $ 93         --         --
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class B shares. The Trust also offers Class A shares of each Fund which are subject to the same expenses except there are no sales loads and distribution fees. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. In addition, a wire redemption charge of $10.00 is imposed for each redemption by wire. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator," "The Shareholder Servicing Agent" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase and Redemption of Shares."

Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD"). The Trust intends to operate the Class B distribution plan in accordance with its terms and with the NASD Rules concerning sales charges.

Financial Highlights                                          The Pillar Funds


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 10, 1995 on the Trust's financial statements as of December 31, 1994 included in the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the 1994 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782, at no cost from the Trust at the address and telephone number noted on the cover page of this Prospectus. This table should be read in conjunction with the Trust's financial statements and notes thereto. The International Growth Fund had not commenced operations as of December 31, 1994.

For a Class B Share Outstanding Throughout the Period

                                                         Equity                              Equity
                                                         Value                               Income
                                                    Fund-Class B (1)                      Fund-Class B
                                           ----------------------------------- -----------------------------------
                                           1/01/94 to 01/01/93 to 04/01/92 to  1/01/94 to 01/01/93 to 04/01/92 to
                                           12/31/94    12/31/93   12/31/92 (2) 12/31/94    12/31/93   12/31/92 (2)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......   $11.12       $10.66      $10.00     $11.17       $10.73      $10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income.....................     0.15         0.16        0.09       0.22         0.28        0.15
Net Realized and Unrealized Gains
(Loss) on Securities......................    (0.83)        0.46        0.67      (0.80)        0.78        0.77
------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations...    (0.68)        0.62        0.76      (0.58)        1.06        0.92
------------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends from Net Investment Income......    (0.15)       (0.16)      (0.10)     (0.22)       (0.27)      (0.19)
Distributions from Realized Capital Gain..    (0.08)          -           -       (0.10)       (0.35)         -
------------------------------------------------------------------------------------------------------------------
Total Distributions.......................    (0.23)       (0.16)      (0.10)     (0.32)       (0.62)      (0.19)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............   $10.21       $11.12      $10.66     $10.27       $11.17      $10.73
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Return (3)..........................    (5.83)%       5.85%      10.35%*    (4.56)%       9.94%      12.43%*
------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
Net Assets, End of Period (000)...........   $3,031       $2,741      $1,562     $5,657       $4,421       $ 585
Ratio of Expenses to Average Net Assets...     1.05%        1.05%       1.05%*     1.05%        1.05%       1.05%*
Ratio of Expenses to Average Net Assets
(Excluding Waivers).......................     1.31%        1.30%       1.36%*     1.33%        1.35%       1.40%*
Ratio of Net Income to Average Net
Assets....................................     1.67%        1.51%       1.64%*     2.71%        2.42%       2.54%*
Ratio of Net Income to Average Net Assets
(Excluding Waivers).......................     1.41%        1.26%       1.33%*     2.43%        2.12%       2.19%*
Portfolio Turnover Rate...................    44.98%       89.91%      45.68%     37.76%       89.89%      58.41%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

 * Annualized
(1) In March, 1995, the Equity Growth Fund changed its name to Equity Value Fund and the Equity Aggressive Growth Fund changed its name to Mid Cap Value Fund.
(2) The Equity Value, Equity Income, Equity Aggressive Growth and Balanced Growth Funds commenced operations on April 1, 1992. Ratios for this period have been annualized.
(3) Total return does not reflect the sales load charged on Class B shares.

For a Class B Share Outstanding Throughout the Period


                                                       Mid Cap                             Balanced
                                                        Value                               Growth
                                                   Fund-Class B (1)                      Fund-Class B
                                          ----------------------------------- -----------------------------------
                                          1/01/94 to 01/01/93 to 04/01/92 to  1/01/94 to 01/01/93 to 04/01/92 to
                                          12/31/94    12/31/93   12/31/92 (2) 12/31/94    12/31/93   12/31/92 (2)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....   $12.31       $10.99      $10.00     $10.79       $10.36      $10.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income....................     0.08         0.09        0.05       0.27         0.37        0.20
Net Realized and Unrealized Gains
(Loss) on Securities.....................    (1.27)        1.32        1.00      (0.87)        0.42        0.40
-----------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations..    (1.19)        1.41        1.05      (0.60)        0.79        0.60
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends from Net Investment Income.....    (0.08)       (0.09)      (0.06)     (0.27)       (0.36)      (0.24)
Distributions from Realized Capital
Gain.....................................    (0.22)          -           -          -            -           -
-----------------------------------------------------------------------------------------------------------------
Total Distributions......................    (0.30)       (0.09)      (0.06)     (0.27)       (0.36)      (0.24)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...........   $10.82       $12.31      $10.99     $ 9.92       $10.79      $10.36
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total Return (3).........................    (9.54)%      12.88%      14.08%*    (4.87)%       7.62%       8.15%*
-----------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
Net Assets, End of Period (000)..........   $4,567       $2,720      $  637     $6,737       $8,122      $2,990
Ratio of Expenses to Average Net Assets..     1.05%        1.05%       1.05%*     1.05%        1.05%       1.05%*
Ratio of Expenses to Average Net Assets
(Excluding Waivers)......................     1.33%        1.35%       1.40%*     1.34%        1.38%       1.45%*
Ratio of Net Income to Average Net
Assets...................................     0.85%        0.83%       0.88%*     3.39%        3.47%       3.59%*
Ratio of Net Income to Average Net
Assets (Excluding Waivers)...............     0.57%        0.53%       0.53%*     3.10%        3.14%       3.19%*
Portfolio Turnover Rate..................    13.82%       24.49%       9.29%     27.15%       63.03%      82.76%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


 * Annualized
(1) In March, 1995, the Equity Growth Fund changed its name to Equity Value Fund and the Equity Aggressive Growth Fund changed its name to Mid Cap Value Fund.
(2) The Equity Value, Equity Income, Equity Aggressive Growth and Balanced Growth Funds commenced operations on April 1, 1992. Ratios for this period have been annualized.
(3) Total return does not reflect the sales load charged on Class B shares.

THE TRUST

The Pillar Funds (the "Trust") consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ("shares") in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class B shares of the Trust's Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund (each of these, a "Fund"). Each of the Funds is a diversified mutual fund, except for the International Growth Fund, which is a non-diversified mutual fund. Information regarding the Trust's other portfolios and the Class A shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.

Shares of the Trust are not deposits, obligations or accounts (trust or otherwise) of, or insured, guaranteed, sponsored or endorsed by, any bank (including United Jersey Bank or its affiliates or correspondents), any state or state agency, the Federal Deposit Insurance Corporation (FDIC), the U.S. Government or any U.S. Government agency.

Shares of the Trust are subject to investment risks, including possible loss of the principal amount invested. See "INVESTMENT OBJECTIVES AND POLICIES-Risk Factors."

A sales charge is imposed by all Funds at the time of purchase. See "PURCHASE OF SHARES-Other Information Regarding Purchases."

INVESTMENT OBJECTIVES AND POLICIES

The Equity Value Fund

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Equity Income Fund

The investment objective of this Fund is growth of capital consistent with an emphasis on current income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Mid Cap Value Fund

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs that, in the Advisor's opinion, are significantly undervalued relative to their actual value at the time of purchase. Under normal market conditions, the Fund will invest at least 65% if its total assets in equity securities of mid cap issuers (i.e. companies with market capitalizations ranging between $250 million and $1.5 billion at the time of purchase). The Fund may also invest in equity securities of small cap issuers (i.e., companies with market capitalizations between $100 million and $250 million at the time of purchase).

The Advisor will attempt to maintain a highly diversified portfolio in order to reduce the risks associated with investments in small capitalization companies which may be subject to greater volatility than investments in companies with larger capitalization. For a description of the Fund's permitted investments, see "Description of Permitted Investments."

The Balanced Growth Fund

The investment objective of this Fund is growth of capital consistent with current income. There is no assurance that the investment objective will be met.

The Fund seeks to achieve growth of capital and current income by investing in a balanced portfolio of equity securities, fixed income securities and money market securities. The actual blend will vary according to market and economic conditions. However, under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. This investment policy may be changed by the Trust's board of trustees at any time; however, Shareholders will be notified of any such change in advance.

The Fund may invest in the following equity securities: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.

The Fund may invest in the following fixed income securities: obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"); corporate bonds and debentures rated in one of the three highest rating categories or determined by the Advisor to be of comparable quality at the time of purchase; mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and asset backed securities secured by company receivables, truck and auto loans, leases and credit card receivables which are rated in one of the top two rating categories. Securities rated A are considered to be investment grade and of high credit quality. Issues rated A could be more vulnerable to adverse developments than obligations with higher ratings.

The Fund may invest in the following money market securities: short-term U.S.Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category or determined by the Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.

The International Growth Fund

The investment objective of this Fund is long-term capital growth. There is no assurance that the investment objective will be met.

The Fund will normally invest at least 65% of its total assets in the following equity securities of non-U.S. issuers: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, EDRs, CDRs and GDRs. The Fund will purchase equity securities, including ADRs, EDRs, CDRs and GDRs, that are traded in the United States on registered exchanges or the over-the-counter market and securities traded on foreign exchanges.

Furthermore, the Fund may purchase equity securities of a foreign or domestic issuer's public offerings, including initial public offerings ("IPOs"). The Fund may also invest up to 35% of its assets in foreign government debt securities and securities issued by supranational agencies when the sub-advisor believes that they are compatible with the Fund's investment objective. Such securities will be rated investment grade or better, i.e. rated in one of the four highest rating categories by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Corporation or Moody's Investors Service, Inc., or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. In addition, the Fund may invest up to 10% of its assets in such foreign government debt securities that are rated BB (or Ba) or B by an NRSRO, or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal. In addition, the Fund may also invest in money market instruments as defined in "General Investment Policies" below.

The Fund will invest in securities of issuers in at least three countries other than the United States. The Fund may invest in securities of issuers from countries that are considered to be lesser-developed countries by the international financial community, but that have securities markets meeting acceptable standards of liquidity, financial disclosure, government regulation and protection of foreign investors, as determined by the Sub-Advisor. Normally, no more than 25% of the Fund's assets will be invested in such securities. The Fund may also invest up to 10% of its assets in closed-end investment companies that invest in the securities of issuers in a single country or region (commonly referred to as "country funds"). In addition, the Fund may invest in Brady Bonds. The Fund may invest in smaller, less well established companies (i.e., companies with market capitalizations below $500 million) which may offer greater opportunities for capital appreciation than larger, better established companies. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers.

The Fund may engage in currency transactions for hedging purposes. Currency transactions include forward currency contracts, exchange-listed and over-the-counter ("OTC") currency futures contracts and options on futures contracts, exchange-listed and OTC options on currencies, and currency swaps. The Fund may also employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of exchange-listed and OTC options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities, and other financial indices. The Fund may write options and futures only on a covered basis.

In seeking to achieve its investment objective of long-term capital growth, the Fund's investments will be selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. In analyzing companies for investment, the Fund looks for, among other things, above-average earnings growth, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and positive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the Fund evaluates the economic and political environments of the countries in which the securities are traded.

For a description of the Funds' permitted investments and the above ratings, see "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information.

General Investment Policies

For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Fund may invest up to 100% of its assets in the money market instruments described under "The Balanced Growth Fund" above and may hold cash for liquidity purposes. The money market securities the International Growth Fund may invest in may be denominated in foreign currencies or U.S. dollars and consist of short-term U.S. Government obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government and securities of foreign governments; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; short term corporate securities rated in the highest short-term rating category or determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. of foreign commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; Euro-currency instruments and securities; and repurchase agreements involving such securities. Furthermore, the International Growth Fund may hold cash in U.S. dollars, foreign currencies or multinational currency units for liquidity purposes. To the extent a Fund is engaged in temporary defensive investments, the Fund will not be pursuing its investment objective.

The Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds seek to invest in equity securities that the Advisor believes are of high quality. In evaluating the quality of such securities, the Advisor places particular emphasis on the management history of the issuer and on ratio analyses which focus on prospective earnings, book value and anticipated growth rates.

Securities purchased by the Funds may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.

In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so. The Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds will only purchase equity securities, including ADRs, that are traded in the United States on registered exchanges or the over-the-counter market. However, each of these four Funds reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currency and traded on foreign markets, but has no present intention to do so.

Risk Factors

Because each Fund invests in equity securities, the Funds' shares will fluctuate in value. The market value of the convertible securities purchased by each Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the Mid Cap Value and International Growth Funds to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.

The market value of the Balanced Growth and International Growth Funds' fixed income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. In addition, the mortgage-backed securities that the Balanced Growth Fund may acquire are subject to the risk of prepayment during periods of declining interest rates which may affect the Fund's ability to lock-in longer term rates during such periods.

         Each Fund's investment in securities of foreign issuers may subject the Fund to different risks than those attendant to investments in securities of U.S. issuers such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issues. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.

Since the International Growth Fund may invest in foreign currency and securities denominated in foreign currency, changes in exchange rates between the U.S. dollar and foreign currencies affect the U.S. dollar value of the Fund's assets. Rates of exchange are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial condition, government intervention, speculation and other factors. The Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of foreign currency relative to the U.S. dollar. A decline in the value of foreign currency would adversely affect the value of the Fund in dollar term. While the Fund may try to hedge its currency risk using currency transactions, there is no assurance that it will be successful.

The International Growth Fund may invest in lower rated bonds, which are commonly referred to as "junk bonds." These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds.

The International Growth Fund may invest in options and futures. There are various risks associated with options and futures, including that the success of a hedging strategy may depend on an ability to predict movements in security prices, interest rates or currency exchange rates; there may be little correlation between the changes in a security's value and the price of futures or options; a related futures or options may not be liquid; an exchange may impose trading restrictions or limitations; government regulations may restrict trading in futures and options; and possible lack of full participation in a rise in the market value of the underlying security.

In addition the International Growth Fund may invest in equity securities by participating in an issuer's IPO. Such investments have special risks associated with them. There is often a high volume of trading in IPO securities, which can result in greater price volatility. Companies offering such securities may not have operated previously as a public company, and their share price may experience significant volatility as the marketplace reacts to their financial results. Furthermore, some IPO issuers have not conducted operations for a significant period of time, and may not have developed a management structure sufficient to cope with the pressures of running a public company.

The International Growth Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), by limiting its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer and
(b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the

Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Fund Turnover

The Fund turnover rate for each Fund is expected to be less than 100%. With respect to the Balanced Growth Fund, this applies only to its investments in equity securities and non-money market, fixed income securities.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. This restriction does not apply to the International Growth Fund.

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR

United Jersey Bank Investment Management Division, a division of United Jersey Bank (the "Advisor") serves as the Advisor of the Trust. The Advisor makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.

United Jersey Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1994, total assets under management were more than $3 billion.

United Jersey Bank is a wholly-owned subsidiary of UJB Financial Corp., an interstate bank holding company with $15.4 billion in assets and 270 banking offices in New Jersey and Eastern Pennsylvania as of December 31, 1994.

John W. Gustafson is Senior Vice President and Director of the Investment Department of the Advisor.

Mr. Gustafson has managed the Equity Income Fund since December, 1993, the Equity Value Fund since April, 1995 and the Mid Cap Value Fund since inception in April, 1992. Mr. Gustafson joined United Jersey Bank in 1985.

Fernando Garip is a Vice President of the Advisor and has managed the Balanced Growth Fund since inception in April, 1992. Mr. Garip also manages the U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds and has responsibility for both equity and fixed income portfolios in the Investment Department. Mr. Garip joined United Jersey Bank in 1982.

The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75%, of the average daily net assets of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds; and at an annual rate of 1.00% of the average daily net assets of the International Growth Fund. The contractual advisory fee is higher than that paid by most mutual funds with similar objectives and policies. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class B shares of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds to 1.05%; and the Adviser and Sub-Adviser have voluntarily agreed to waive a portion of their fees in an amount that operates to limit total operation expenses of Class B of the International Growth Fund to not more than 1.75% of average daily net assets. After such voluntary fee waiver, the advisory fee is not higher than that paid by most mutual funds with similar objectives and policies. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1994, each Fund paid the Advisor the following advisory fee (shown as a percentage of its average daily net assets): Equity Value Fund, .49%, Equity Income Fund; .47%; MidCap Value Fund, .47%; and Balanced Growth Fund, .46%. As of December 31, 1994, the International Growth Fund had not commenced operations.

United Jersey Bank has also entered into a Custodian Agreement with the Trust dated February 28, 1992, under which it provides all securities safekeeping services as required by the Funds and the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds and at an annual rate of .17% of the average daily net assets of the International Growth Fund.

The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE SUB-ADVISOR

Wellington Management Company ("WMC") serves as the investment sub-advisor to the International Growth Fund. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 1994, WMC has discretionary management authority with respect to approximately $82 billion of assets. WMC's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The principal address of WMC is 75 State Street, Boston, MA 02109. WMC is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John B. Neff.

The Fund has been managed since inception by a committee composed of WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President of WMC.

The Sub-Advisor is entitled to a fee payable by the Advisor from the Advisor's fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of the Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million. The Sub-Advisor may from time to time waive a portion of its fee in order to limit the operating expenses of Class B shares of the Fund. The Sub-Advisor reserves the right to terminate any such fee waiver at any time in its sole discretion. As of December 31, 1994, the International Growth Fund had not commenced operations.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE SHAREHOLDER SERVICING AGENT

SEI Financial Management Corporation acts as the dividend dispursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust.

The Class B shares of each Fund are subject to a distribution plan dated February 28, 1992 ("Class B Plan"). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class B shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including United Jersey Bank), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) but (A) only for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity, and (B) only if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.

Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

PURCHASE OF SHARES

Shares of the Funds may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with SEI Financial Services Company. Shares may also be purchased directly through the Distributor by mail, by telephone, or by wire.

Shares of each Fund are sold on a continuous basis and may be purchased on any Business Day. The minimum initial investment in the Trust is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $50.

A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 4:00 p.m., Eastern time, on such Business Day.

Purchases Through Intermediaries

Customers should contact their Intermediary for information about the institution's procedures for purchasing shares of the Funds and any charges for services provided by the institution. Intermediaries may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

Direct Purchases

By Mail

Investors may purchase shares of any Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "The Pillar Funds (Fund
Name)," to the Distributor. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Distributor.

Account Application forms can be obtained by calling SEI Financial Services Company at 1-800-932-7782.

By Telephone or by Wire

If your Account Application has been previously received, you may also purchase shares by telephone or by wire. To buy shares by telephone or by wire, call SEI Financial Services Company toll-free at 1-800-538-0018.

Automatic Investment Plan (AIP)

A Shareholder may also arrange for periodic additional investments in the Funds through automatic deductions by ACH from a checking accounting by completing an Optional Services Form. The minimum pre-authorized investment amount is $50 per month. An Optional Services Form may be obtained by contacting the Distributor at 1-800-932-7782.

Other Information Regarding Purchases

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor plus any applicable sales charge (the "offering price").

Orders by telephone will not be executed until payment has been received. If a check received does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. No certificates representing shares will be issued.

The net asset value per share of each Fund is determined by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security. Net asset value per share is determined as of 4:00 p.m., Eastern time, on each Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. Although the methodology and procedures are identical, the net asset value per share of classes within a Fund may differ because of the distribution expenses charged to Class B shares.

The following table shows the regular sales charge on Class B shares of the Funds to a "single purchaser" (defined below) together with the reallowance paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                 Sales Charge  Sales Charge    Reallowance
                     as a     As Appropriate  and Brokerage
                  Percentage   Percentage of  Commission as
    Amount of     of Offering   Net Amount    Percentage of
    Purchase         Price       Invested    Offering Price
---------------- ------------ -------------- --------------
$0-99,999               4.00%          4.17%          3.50%
$100,000-249,999        3.00%          3.10%          2.70%
$250,000-499,999        2.00%          2.05%          1.80%
$500,000-999,999        1.00%          1.01%           .90%
$1,000,000
and above                .00%           .00%           .00%

The commissions shown in the table apply to sales through financial institutions. Under certain circumstances, some financial institutions, including United Jersey Bank and its affiliates, will be reallowed the entire sales charge imposed on purchases of Class B shares and may, therefore, be deemed to be "underwriters" under the Securities Act of 1933, as amended. Commission rates may vary among the Funds.

Right of Accumulation

In calculating the sales charge rates applicable to current purchases of a Fund's shares, a "single purchaser" is entitled to cumulate current purchases with the net purchases of previously purchased shares of the Fund and other portfolios of The Pillar Funds ("Eligible Funds") which are sold subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the ages of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

Letter of Intent

By initially investing at least $1,000 and submitting a Letter of Intent to the Distributor, a "single purchaser" may purchase shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

Other Circumstances

No sales charge is imposed on shares of the Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iii) sold to investors who are present or retired employees of United Jersey Bank or one of its affiliates; or (iv) sold to investors who are present employees of any entity which is a current service provider to the Trust.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.

Exchanges

Some or all of the shares of the Funds for which payment has been received (i.e., an established account) may be exchanged for shares, at their net asset value, of other Funds within the Trust with similar or lower sales loads or for shares of other Funds within the Trust which do not have sales loads. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

Shareholders may effect exchanges of shares directly through the Distributor. Additionally, Intermediaries, through which Shareholders may purchase shares, generally stand ready to assist Shareholders in effecting through the Distributor exchanges of shares held in Fund accounts. Shareholders wishing to effect an exchange with the assistance of an Intermediary should contact that Intermediary for information about exchange procedures and cut-off times.

If an Exchange Request in good order is received by the Distributor by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Any Shareholder or Customer who wishes to make an exchange must have received a current prospectus of the Fund in which he or she wishes to invest before the exchange will be effected.

A description of the above and other plans and privileges by which a sales charge may be reduced is set forth in the "Shareholder Services" section of the Statement of Additional Information.

REDEMPTION OF SHARES

Shares may be redeemed without charge on any Business Day at their net asset value. Redemption requests received in good order by 4:00 p.m., Eastern time, will be effective on the Business Day received. Requests received after 4:00 p.m. will be effective on the next Business Day.

Redemptions Through Intermediaries

Intermediaries, through which Shareholders may purchase shares, generally stand ready to assist Shareholders in effecting through the Distributor redemptions of shares held in Fund accounts. Shareholders wishing to effect a redemption with the assistance of an Intermediary should contact that Intermediary for information about redemption procedures and cut-off times.

Direct Redemptions

Shares may be redeemed directly through the Distributor by mail, by telephone or by wire.

By Mail

A written request for redemption must be received by the Distributor in order to constitute a valid request for redemption. The Distributor may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less,
(2) the redemption check is payable to the Shareholder(s) of record, and (3) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application or by written instruction to SEI Financial Services Company. There is no charge for having redemption requests mailed to a designated bank account.

By Telephone

Shares may be redeemed by telephone if the Shareholder elects that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by calling SEI Financial Services Company at 1-800-932-7782 who will add a wire redemption charge (presently $10.00) to the amount of the redemption. Shareholders may not close their accounts by telephone.

Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

Systematic Withdrawal Plan (SWP)

The Funds offer a Systematic Withdrawal Plan which may be utilized by Shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $1,000 or more. Shareholders may elect to receive automatic payments by check or ACH of $50 or more on a monthly or quarterly basis. An Optional Services Form may be obtained by contacting the Distributor at 1-800-932-7732.

Other Information Regarding Redemptions

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, as described above. Net asset value per share is determined as of 4:00 p.m., Eastern time, on each Business Day. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption.

At various times, any Fund may be requested to redeem shares for which it has not yet received good payment in connection with their purchase. In such circumstances, the forwarding of redemption proceeds may be delayed until such payment has been collected. The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder in any Fund has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of any Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before any Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least $1,000.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE

From time to time, the Funds may advertise yield and total return.
These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, net of any sales charge imposed, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. Each Fund's performance may be compared to other funds or to relevant indices which may calculate total return without reflecting sales charges, in which case a Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations. The advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to Shareholders on Class B shares will be reduced by the amount of any sales load paid on Class B shares.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Only a portion of such dividends from the Balanced Growth Fund will qualify for the dividends-received deduction otherwise available to corporate shareholders. No portion of the dividends from the International Growth Fund will qualify for the dividends-received deduction. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares. Capital gains distributions will not qualify for the corporate dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.

Dividends declared by a Fund in December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of that month if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Investment income received by the International Growth Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the Shareholders credit for foreign income taxes paid. Although the Fund intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Fund will be able to do so.

Sale, exchange or redemption of Fund shares is a taxable event to a Shareholder.

GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust consists of the following portfolios: U.S. Treasury Securities Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Investment Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, GNMA Fund, Fixed Income Fund and Intermediate-Term Government Securities Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust

The management and affairs of the Trust are supervised by a board of trustees (the "Trustees") under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles the Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 239, Wayne, PA 19087-0239.

Dividends

Substantially all of the net investment income (not including capital gain) of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter and is periodically declared and paid as a dividend to Shareholders of record for the International Growth Fund. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.

Dividends and distributions of each Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The amount of dividends payable on Class B shares will be less than the dividends payable on Class A shares because of the distribution expenses charged to Class B shares.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius serves as counsel to the Trust. Arthur
Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS
("EDRs"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRs") and GLOBAL DEPOSITARY RECEIPTS ("GDRs")-ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities market and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas and unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES-Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United
States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCE-A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BRADY BONDS-Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing leaders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issues to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories.

CERTIFICATES OF DEPOSIT-Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER-The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES-Convertible securities are corporate securities that are exchangeble for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities.

Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES-Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls) swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.

EQUITY SECURITIES-Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

FIXED INCOME SECURITIES-Fixed Income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FORWARD CURRENCY CONTRACTS-A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts, along with futures contracts and option transactions, are considered to be derivative securities and may present special risks. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interest of the Fund will be served.

The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. When the Advisor or Sub-Advisor believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

Generally, a Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If a Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or readily marketable securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

To assure that a Fund's foreign currency contracts are not used for leverage, the net amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the rise of loss due to a decline in the value of the hedged currency, at the same time, the tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS-A Fund may enter into contracts for the purchase or sale of securities, including index contracts or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract on securities or currency is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. A Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.

A Fund may also purchase and write options to buy or sell futures contracts. A Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

When a Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin". This amount is maintained in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. In addition, a Fund will segregate liquid high-grade securities in an amount equal to its obligations under such contract. A Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

Options and futures can be volatile investments and involve certain risks. If the Advisor or Sub-Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

ILLIQUID SECURITIES-Illiquid securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 15% of the total assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES-A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.

A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor or Sub-Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. In accordance with applicable state regulatory provisions, the Advisor has agreed to waive its management fee with respect to the portion of a Fund's assets invested in shares of other open-end investment companies. A Fund continues to pay its own management fees and other expenses with respect to their investments in shares of closed-end investment companies.

JUNK BONDS-Bonds rated below investment grade are often referred to as "junk bonds". Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MORTGAGE-BACKED SECURITIES-Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMOs"): CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by


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the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OPTIONS-A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded


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options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Call options on securities or foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS-Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS-Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event of the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund

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


realizes a loss on the sale of collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

TIME DEPOSITS-A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. TREASURY OBLIGATIONS-Bills, notes and bonds issued by the U.S.
Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

U.S. GOVERNMENT AGENCIES-Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, The Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE OR FLOATING RATE INSTRUMENTS-Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (EQUITY AND DEBT SECURITIES)-When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate, if any, realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. Debt and equity securities are subject to market fluctuation and it is possible that the market value at the time of settlement could be higher or lower than the purchase price. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

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TABLE OF CONTENTS
---------------------------------------
Summary..............................  2
Expense Summary......................  3
Financial Highlights.................  4
The Trust............................  5
Investment Objectives and Policies...  5
Investment Limitations...............  9
The Advisor.......................... 10
The Sub-Advisor...................... 11
The Administrator.................... 12
The Shareholder Servicing Agent...... 12
The Distributor...................... 12
Purchase of Shares................... 12
Redemption of Shares................. 15
Performance.......................... 16
Taxes................................ 17
General Information.................. 18
Description of Permitted Investments. 19

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